UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2011 (May 12, 2011)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 12, 2011. The following three directors were reelected to the 9-member board: Mary Ann Hanley, assistant to the President of St. Francis Hospital and former legal counsel to the Governor of Connecticut; Mark G. Kachur, the former Chairman and CEO of CUNO, Inc.; and David A. Lentini, the Chairman and CEO of The Connecticut Bank and Trust Company and member of the Board of the Federal Reserve Bank of Boston.  Each of these directors will serve a term of office of three years, until the 2014 Annual Meeting of Shareholders.

The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s April 1, 2011 proxy statement, are as follows:

Description of Matters Submitted	For	Withheld	Broker Non-Votes
Election of Directors
Mary Ann Hanley	11,682,903	335,659	9,053,515
Mark G. Kachur	11,538,654	479,908	9,053,515
David A. Lentini	11,562,321	456,241	9,053,515

	For	Against	Abstain
Ratification of the Appointment of PricewaterhouseCoopers, LLP as the Company’s Independent Registered Public Accountants for the year ending December 31, 2011.	20,517,759	481,037	73,281

Description of Matters Submitted	For	Against	Abstain	Broker Non-Votes
Non-binding advisory resolution regarding approval of the compensation of the Company’s named executive officers.	10,789,237	822,790	401,535	9,053,515

Description of Matters Submitted	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Advisory vote regarding the frequency for the non-binding shareholder vote regarding approval of the compensation of the Company’s named executive officers.	9,456,097	280,299	1,833,229	448,901	9,053,515

The vote results show that a majority of the votes cast were cast in favor of conducting the advisory vote on executive compensation on an annual basis. In light of this vote, and consistent with the Company’s recommendation as described in its 2011 proxy statement, the Company’s Board of Directors has determined to implement an annual advisory vote on compensation for the named executive officers, until the next advisory vote on frequency is held (which must be conducted at least every 6 years).

Item 8.01                      Other Events

2011 Annual Meeting of Shareholders

On May 12, 2011, the Company held its 2011 Annual Meeting of Shareholders at the Water’s Edge Resort & Spa, Westbrook, Connecticut. At the Annual Meeting, the Company’s shareholders elected a slate of three directors and ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as independent auditors for 2011, as described above.

The President/CEO and the Vice President/CFO’s slide presentation at the Annual Meeting of Shareholders will be available for viewing for 30 days at the Company’s web site: www.ctwater.com on the “Events & Presentations” page of the Investor section. The presentation is also filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Declaration of Dividends

At its May 12, 2011 organizational meeting, the Board of Directors (the “Board”) declared a quarterly cash dividend of $ 0.2325 per common share payable on June 15, 2011 for shareholders of record as of June 1, 2011. In addition, the Board also declared a quarterly cash dividend of $0.20 per share on Preferred A (CTWSO) shares payable on July 15, 2011 for shareholders of record as of July 1, 2011, and a quarterly cash dividend of $0.225 on Preferred 90 (CTWSP) shares payable on August 1, 2011 for shareholders of record as of July 18, 2011.

Award of Restricted Shares to Non-Employee Directors

On May 12, 2011, the Board approved the award of restricted shares of the Company’s Common Stock to each of the Company’s non-employee directors under the Company’s 2004 Performance Stock Program (the “Program”). These awards are consistent with a similar set of awards made on each May since 2007 pursuant to the Board’s director compensation policies established by the Board in 2007.

In 2011, the number of shares of Common Stock comprising each restricted share award shall, in each case, be equal to $10,000 divided by the fair market value (as calculated under the Program) of a share of Common Stock on May 11, 2011, the day prior to date of grant, and rounded up to the nearest whole share. The awards are not subject to the attainment of performance conditions and will vest in full as of May 12, 2012, the first anniversary of the date of grant. Each award will be evidenced by a written award agreement between the Company and the non-employee director. A copy of the form of restricted share award agreement for non-employee directors was filed as Exhibit 10.1 to the Company’s Form 8-K dated May 10, 2007.

Lead Director Succession Plan

As disclosed in the Company’s 2011 Proxy Statement, the Board of Directors has been engaged in succession planning for its Lead Director position.  On May 12, 2011 the Board met and unanimously approved the appointment of David A. Lentini as the Board’s incoming lead independent director, effective at the Annual Meeting of Shareholders in May of 2012.  Donald B. Wilbur, former Plant Manager of Unilever HPC, USA will retire at the May 2012 Annual Meeting of Shareholders and has served on the Board since 1993.

Mr. Lentini has been a director since 2001.  He currently is Chairman and Chief Executive Officer of The Connecticut Bank and Trust Company.  Mr. Lentini is a member of the Board of Directors of the Federal Reserve Bank of Boston and he also serves on the Board of Cooper-Atkins Corporation.  Mr. Lentini is active in the community and serves on a number of civic, educational and business boards and organizations.  Mr. Lentini’s experience as a bank Chief Executive Officer and director of the Federal Reserve Bank of Boston provides him with valuable knowledge of finance, executive leadership, employee and customer satisfaction, and capital markets.

News Release

On May 13, 2011, the Company issued a press release describing the voting results of shareholders at the annual meeting, the election of directors, the ratification by shareholders of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2011 and the declaration of dividends by the Board. A copy of the Company’s press release dated May 13, 2011 is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits:

The following are filed herewith as exhibits

(c)	Exhibits

10.1	Form of Restricted Share Award Agreement for non-employee Directors under the Company’s 2004 Performance Stock Program (Exhibit 10.1 to Form 8-K filed on May 10, 2007).

99.1	President/CEO and the Vice President/CFO’s presentation at the Annual Meeting of Shareholders, May 12, 2011.
99.2	Company press release dated May 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: May 17, 2011	By: /s/ David C. Benoit David C. Benoit Vice President – Finance and Chief Financial Officer